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                                 VALIC COMPANY I
                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2006


MID CAP STRATEGIC GROWTH FUND

In the section titled "ABOUT VC I'S MANAGEMENT - INVESTMENT SUB-ADVISERS - BRAZOS CAPITAL MANAGEMENT, LP ("BRAZOS CAPITAL")," with respect to Mid Cap Strategic Growth Fund, delete the third paragraph and replace with the following:

         "The team members are Michael Allocco, Jamie Cuellar, CFA, Tim Hurlburt, CFA, Eiven Olsen, CFA and Wayne Willems, CFA. Mr. Allocco is a senior portfolio manager and joined Brazos Capital in 2003. Prior to Brazos Capital, Mr. Allocco was an analyst at HLM Management Company from 2000 to 2003. He has eleven years of industry experience. Mr. Cuellar joined Brazos Capital in 2000 and is currently is a senior portfolio manager. Mr. Cuellar has twelve years of industry experience. Mr. Hurlburt joined Brazos Capital in 2007 and is currently a senior portfolio manager. Prior to Brazos Capital, Mr. Hurlburt was a portfolio manager with Lord Abbett & Co., Inc. from 2001 to 2007. He has sixteen years of industry experience. Mr. Olsen joined Brazos Capital in 1998 and is currently a senior portfolio manager. Mr. Olsen has ten years of industry experience. Mr. Willems is chief executive officer of Brazos Capital and is also a senior portfolio manager. Mr. Willems joined Brazos Capital in 1983 and has thirty-five years of industry experience."



DATE:    FEBRUARY 6, 2007